UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 Or 15(D) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 23, 2010


                           PEPPER ROCK RESOURCES CORP
             (Exact name of Registrant as specified in its charter)


            Nevada                      000-53847              (27-1843986)
(State or other Jurisdiction of        (Commission       (IRS Employer I.D. No.)
 Incorporation or organization)        File Number)


                               ONE LINCOLN CENTER
                    18 WEST 140 BUTTERFILED ROAD, 15TH FLOOR
                           Oakbrook Terrace, IL 60181
                                  630-613-7487
       (Address, including zip code, and telephone and facsimile numbers, including area code, of registrant's executive offices)

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 5th, 2010, The Company entered into a joint venture agreement with Dominus Energy AG.

According to the agreement, Dominus Energy is giving Pepper Rock the EXCLUSIVE right to participate in the Manyberries Development located in the Manyberries Province in Alberta, Canada as long as Pepper Rock meets its funding obligations as determined by Pepper Rock with the time frame agreed upon.

Pepper Rock has agreed to invest $500,000 as working capital in the Manyberries Development. Pepper Rock has also agreed to pay all capital needs to develop the property.

Pepper Rock Resources Corp must make a payment in full of $500,000 no later than 6 months from the date of the signed agreement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit #                               Title
---------                               -----

  10.1          Joint Venture Agreement Dominus Energy and Pepper Rock
                Resources Corp

                                   SIGNATURES

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPPER ROCK RESOURCES, INC.

Dated: March 23, 2010


By Phil Keeber


/s/ Phil Keeber
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